                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):  May 28, 1999



                                PEGASYSTEMS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         MASSACHUSETTS                 1-11859                 04-2787865
         -------------                 -------                 ----------
 (State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)               Number)           Identification Number)



         101 MAIN STREET, CAMBRIDGE, MA                          02142
         ------------------------------                          -----
    (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:     (617) 374-9600



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Item 5.           OTHER EVENTS.

         The Registrant issued the press releases attached hereto as EXHIBIT
99.1 and EXHIBIT 99.2 on May 27, 1999 and June 1, 1999, respectively.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

Exhibit No.                         Description
-----------                         -----------
99.1                                Press Release (May 28, 1999)

99.2                                Press Release (June 1, 1999)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date:  June 4, 1999                        PEGASYSTEMS INC.



                                           By: /s/ Jim O'Halloran
                                              ----------------------------------
                                                    Jim O'Halloran
                                                    Vice President and Chief
                                                    Financial Officer